MASTER SERVICERS CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST III
Class A Notes, Series 1999-1

1. This Certificate relates to the Distribution Date occurring on	December 18, 2000

2. Series 1999-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$26,864,096.08

(b) The amount of Available Funds with respect to the Collection Period was equal to	$26,864,096.08

(c) The Liquidated Receivables for the Collection Period was equal to	$7,364,350.37

(d) Net Liquidation Proceeds for the Collection Period was equal to	$3,412,521.87
(i) The annualized net default rate	8.6820869%

(e) The principal balance of Series 1999-1 Receivables at the beginning
of the Collection Period was equal to	$557,249,637.92

(f) The principal balance of Series 1999-1 Receivables on the last day
of the Collection Period was equal to	$535,159,198.97

(g) The aggregate outstanding balance of the Series 1999-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$48,071,000.00

(h) The aggregate outstanding balance of the Series 1999-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$16,640,000.00

(i) The aggregate outstanding balance of the Series 1999-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$7,111,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$1,393,124.09

(k) The Principal Distributable Amount for the Distribution Date was equal to	$13,806,524.34

(l) The Principal Amount Available for the Distribution Date was equal to	$24,614,041.75

(m) The Aggregate Note Principal Balance was equal to	$367,617,634.11

(n) The Aggregate Optimal Note Principal Balance was equal to	$353,811,109.77

(o) The Targeted Credit Enhancement Amount was equal to	$200,684,699.61

(p) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	37.5000000%

(q) The Targeted Reserve Account Balance was equal to	$19,336,610.41

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$2,523,602.80

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$19,336,610.41

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	3.6132445%

(w) The Targeted Overcollateralization Amount was equal to	$181,348,089.20

(x) The ending overcollateralization was equal to	$181,348,089.20

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	33.8867555%

(z) The Weighed Average Coupon (WAC) was equal to	19.3680000%

(aa) The Weighed Average Remaining Maturity (WAM) was equal to	42

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$0.00
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$0.00

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	5.106000%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	31
5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	0.000000%
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$77.50
2. Principal Distribution per $1,000	$76.61
3. Interest Distribution per $1,000	$0.89

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	5.719000%
2. Class A-2 principal balance - beginning of period	$32,557,634.11
3. Accrual convention	Actual/360
4. Days in Interest Period	31
5. Class A-2 interest due	$160,336.40
6. Class A-2 interest paid	$160,336.40
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$32,557,634.11
2. Class A-2 principal - amount due	$13,806,524.34
3. Class A-2 principal - amount paid	$13,806,524.34
4. Class A-2 principal balance - end of period	$18,751,109.77
5. Class A Principal Carryover Shortfall with respect to Class A-2	($0.00)
6. Class A-2 unpaid principal with respect to the Distribution Date	($0.00)
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	5.299752%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	3.503838%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	3.503838%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$5.28
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$5.28

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	6.330000%
2. Class A-3 principal balance - beginning of period	$156,010,000.00
3. Accrual convention	30/360
4. Class A-3 interest due	$822,952.75
5. Class A-3 interest paid	$822,952.75
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$156,010,000.00
2. Class A-3 principal - amount due	$0.00
3. Class A-3 principal - amount paid	$0.00
4. Class A-3 principal balance - end of period	$156,010,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	44.094150%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	29.152073%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	32.655911%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$5.54
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$5.54

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	6.650000%
2. Class A-4 principal balance - beginning of period	$179,050,000.00
3. Accrual convention	30/360
4. Class A-4 interest due	$992,235.42
5. Class A-4 interest paid	$992,235.42
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$179,050,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$179,050,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	50.606099%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	33.457334%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	66.113245%